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                         CONSENT OF INDEPENDENT AUDITORS




The Board of Directors
CORT Business Services Corporation

We consent to the use of our reports incorporated herein by reference and to the reference to our firm under the heading "Experts" in the prospectus.


                                       /s/ KPMG LLP

Washington, DC
May 13, 1999